Credit Suisse Global Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2003


Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			DR Horton Inc.


Date Purchased:			11/22/02


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		400


Total Principal Purchased
by the Portfolio *:		$40,000


% of Offering Purchased
by the Portfolio:		0.18605%


Broker:				Bank of America


Member:				CS First Boston



Security:			France Telecom EMTN


Date Purchased:			12/11/02


Price Per Share:		$99.49


Shares Purchased
by the Portfolio *:		377


Total Principal Purchased
by the Portfolio *:		$37,508


% of Offering Purchased
by the Portfolio:		0.01508%


Broker:				ABN AMRO


Member:				CS First Boston



Security:			Consolidated Edison Co.


Date Purchased:			12/12/02


Price Per Share:		$99.82


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$9,982


% of Offering Purchased
by the Portfolio:		0.02000%


Broker:				Salomon Smith Barney


Member:				CS First Boston



Security:			Countrywide Financial Corp.


Date Purchased:			12/12/02


Price Per Share:		$99.56


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$49,780


% of Offering Purchased
by the Portfolio:		0.06667%


Broker:				Lehman Brothers


Member:				CS First Boston



Security:			Roundys Inc. SR Sub. NTS 144A


Date Purchased:			12/12/02


Price Per Share:		$99.50


Shares Purchased
by the Portfolio *:		150


Total Principal Purchased
by the Portfolio *:		$14,925


% of Offering Purchased
by the Portfolio:		0.20000%


Broker:				Bear Sterns


Member:				CS First Boston



Security:			Sanmina-Sci Corp. Bond 144A


Date Purchased:			12/18/02


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		45


Total Principal Purchased
by the Portfolio *:		$4,500


% of Offering Purchased
by the Portfolio:		0.00600%


Broker:				Goldman Sachs


Member:				CS First Boston



Security:			France Telecom S:EMTN


Date Purchased:			1/15/03


Price Per Share:		$175.00


Shares Purchased
by the Portfolio *:		99.48


Total Principal Purchased
by the Portfolio *:		$17,409


% of Offering Purchased
by the Portfolio:		0.0099%


Broker:				Banque Nationale de Paris London


Member:				CS First Boston